                        SEMIANNUAL REPORT / JUNE 30 1999


                             AIM MID CAP EQUITY FUND


                                 [COVER IMAGE]


[AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

               TENDING THE GARDEN BY KONSTANTIN RODKO (1908-1995)

          THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS

         AN ATTENTIVE GARDENER CARING FOR HER TIDY CROP. LIKE A GARDEN-

           ER, FUND MANAGERS LOOK FOR GROWING COMPANIES THAT MAY ONE

                      DAY BLOSSOM INTO MAJOR CORPORATIONS.

                     -------------------------------------


AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund (formerly GT Global America Mid Cap Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, C and Advisor Class shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o Class C shares commenced sales on May 3, 1999. Because Class C shares have been offered for less than one year, their performance figures reflect cumulative total returns that have not been annualized.
o   Advisor Class shares were closed to new investors on March 1, 1999.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Russell Midcap Index is the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
       OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
          OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                           SOME OR ALL OF YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES
  10 years                      13.71
   5 years                      12.22
   1 year                       -8.54*

CLASS B SHARES

Inception (4/1/93)              14.11%
   5 years                      12.49
   1 year                       -8.47**

CLASS C SHARES

Inception (5/03/99)              7.20%***

ADVISOR CLASS SHARES****

Inception (6/1/95)              10.69%
   3 years                      10.47
   1 year                       -3.02

*-3.21 excluding sales charges
**-3.92% excluding CDSC
***cumulative return; 8.20% excluding CDSC
****Advisor Class shares were closed to new investors on March 1, 1999.
================================================================================



       MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE.
          RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY
                     FROM THE HISTORICAL PERFORMANCE SHOWN.



                             AIM MID CAP EQUITY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
     THE FUND       the testing of all of our mission-critical systems.
   APPEARS HERE]        Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     -------------------------------------



                             AIM MID CAP EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND'S NEW STRATEGY BOOSTS PERFORMANCE

MID-CAP STOCKS MADE A COMEBACK DURING THE REPORTING PERIOD. HOW DID AIM MID CAP EQUITY FUND PERFORM?
The fund's performance has improved dramatically. For the six months ended June 30, 1999, Class A shares gained 13.71%, Class B shares rose 13.33% and Advisor Class shares returned 13.89%. These returns are at net asset value and exclude sales charges. Class C shares, introduced on May 3, 1999, reported a cumulative return of 8.20% at net asset value and excluding sales charges. With this turnaround, the fund beat the Russell Midcap Index, which gained 10.34% during the six-month period.

WHAT WERE THE MAJOR MARKET TRENDS DURING THE REPORTING PERIOD?
Interest-rate changes, earnings improvements and the broadening of the markets were the major factors driving stock prices. In late 1998, the Federal Reserve Board (the Fed) lowered interest rates and spurred a market rally. That rally continued in 1999, and the Dow crossed the 11,000 threshold. In April, concerns about interest rates shook the markets when the Consumer Price Index revealed an unexpected increase in inflation. In May, the Fed hinted that it may raise interest rates, and at its June 30 meeting, it increased the federal funds rate from 4.75% to 5%, leaving the discount rate unchanged. At the same time, the Fed announced that it had shifted from a tightening to a neutral bias, indicating that it planned no further rate hikes in the near future. That announcement sparked a "relief rally" in the markets.
    Earnings improved across a wide spectrum of companies, prompting a change in market sentiment. In 1998 and early 1999, investors worried about a number of foreign economic problems. This uncertainty led to a "flight to quality," where investors favored large-company stocks because of their relative safety and liquidity. When overseas crises calmed and earnings improved in many different sectors, investors started looking beyond large companies toward a much broader array of stocks. In the second quarter of 1999, value stocks--those considered undervalued relative to the stock market as a whole--returned to favor, as did small- and mid-cap stocks.

WHY DID YOUR PERFORMANCE IMPROVE?
As we mentioned in our last report, AIM took over management of the fund last year from GT Global. During the reporting period, we completely changed the fund's portfolio to reflect our investment strategy. We're applying AIM's discipline of growth at a reasonable price, or GARP. We look for undiscovered gems, stocks of mid-sized companies that have been overlooked in the marketplace. This may happen when a company restructures, hits a speed bump in execution plans, launches new products or undergoes a management change. It's our job to determine whether the company has the potential for growth and whether the market has underestimated this potential. We believe this strategy offers an opportunity for higher returns.
    Another reason for the fund's turn-around was its diversification into technology and energy stocks, where our GARP discipline led us to find many good-performing candidates. We select stocks one at a time, and we don't focus on particular sectors. But when we're shopping for discounted growth, we sometimes end up with concentrations, and that certainly was the case with semiconductor stocks.

WHAT STOCKS DID YOU LIKE?
We increased our holdings in the semiconductor industry from 7.47% to 14.07% during the reporting period. Semi- conductor makers have enjoyed a rebound as Asian economies improved and demand increased.
    Conexant, which makes computer chips for the telecommunications industry, was a particular success story for the fund. Until its spin-off last year, the company was a subsidiary of defense giant Rockwell International. During the first few months after the spin-off, few Wall Street analysts followed the company, and the stock price was low. We saw this as an opportunity to become involved in a high-growth area at a relatively cheap price--a real GARP idea. Since it became its own public company, Conexant's stock has quadrupled in price.
    We also increased our positions in energy stocks, particularly oil and gas drilling, equipment, exploration and production. At the end of the reporting period, oil prices reached their highest level

FUND PERFORMANCE IMPROVES

Excluding sales charges
================================================================================
                    Class       Class        Advisor
                   A Shares    B Shares   Class Shares
--------------------------------------------------------------------------------
Six months          13.71%      13.33%       13.89%
ended June
30, 1999

Year ended          -4.71%      -5.41%       -4.59%
December
31, 1998
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM MID CAP EQUITY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

===========================================================================================================
 TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------
 1. Conexant Systems Inc.                   2.13%      1. Electronics (Semiconductors)               12.18%
 2. Novell Inc.                             2.12       2. Computers (Software & Services)             8.02
 3. Burr-Brown Corp.                        2.05       3. Oil & Gas (Drilling & Equipment)            6.37
 4. Lattice Semiconductor Corp.             1.99       4. Electronics Equipment                       5.72
 5. Analog Devices Inc.                     1.77       5. Waste Management                            3.64
 6. Chancellor Media Corp.                  1.75       6. Oil & Gas (Exploration & Production)        3.45
 7. Pep Boys--Manny, Moe & Jack             1.65       7. Health Care (Drugs - Generic and Other)     2.88
 8. HNC Software Inc.                       1.64       8. Communications Equipment                    2.69
 9. Harman International Industries Inc.    1.46       9. Retail (Specialty)                          2.27
10. Rowan Companies Inc.                    1.44      10. Health Care (Medical Products & Supplies)   2.24

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================

in 19 months. In early 1999, energy stocks were selling at a deep discount, and we considered this a buying opportunity. Our largest energy-related holding was Rowan, a company that specializes in heavy-duty offshore drilling rigs.

WHAT'S YOUR OUTLOOK?
We believe market conditions are favorable for mid-cap stocks. In the second quarter of 1999, markets broadened considerably, and the rally continued after the reporting period closed. It is difficult to tell how long this change in market sentiment will last, but we believe funds that invest in mid-cap stocks are well-positioned to take advantage of this broadening trend. Many mid-sized companies are enjoying greater earnings growth than their larger counterparts, and their stocks remain favorably priced.

THE WORLD ACCORDING TO GARP

GARP isn't just a character played by Robin Williams; it's an important investment discipline for AIM fund managers. GARP, or Growth at a Reasonable Price, combines AIM's growth and value investment strategies.

With GARP, we look for undervalued stocks that have what it takes to produce real growth-- earnings acceleration. These stocks show:
* Growth in earnings. We believe earnings drive stock prices. Can the company sustain earnings growth in the future?
* Momentum in earnings. Momentum helps us determine when to buy and sell a stock.
* Value of earnings. Return and risk are both important. It doesn't always pay to buy a stock just because it's cheap. We look for stocks that have a low price-to-earnings ratio compared with their projected growth rate.

Our GARP discipline has four basic rules:
1. Remain fully invested at all times.
2. Focus on individual companies rather than industries, sectors or countries.
3. Strive to find the best earnings at attractive prices.
4. Maintain a strong sell discipline.

Why GARP? We believe that stocks purchased at a discount relative to their potential for growth and the underlying value of the company may realize greater rewards once earnings start to rise. This performance often comes from a change in management, a new product or some other catalyst--factors we study carefully.



          See important fund and index disclosures inside front cover.


                             AIM MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-81.90%

AIR FREIGHT-0.81%

Atlas Air, Inc.(a)                       75,000   $  2,418,750
--------------------------------------------------------------

BANKS (REGIONAL)-1.23%

Bank United Corp.-Class A                92,000      3,697,250
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.75%

Chancellor Media Corp.-Class A(a)        95,500      5,264,437
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-2.21%

Optical Coating Laboratory, Inc.         30,000      2,508,750
--------------------------------------------------------------
Sigma-Aldrich Corp.                     120,000      4,132,500
--------------------------------------------------------------
                                                     6,641,250
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.68%

Andrew Corp.(a)                         198,000      3,749,625
--------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000      3,162,500
--------------------------------------------------------------
Tekelec(a)                               95,000      1,157,812
--------------------------------------------------------------
                                                     8,069,937
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.40%

Jabil Circuit, Inc.(a)                   93,000      4,196,625
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.02%

BEA Systems, Inc.(a)                    115,000      3,284,687
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)          91,800      1,170,450
--------------------------------------------------------------
HNC Software, Inc.(a)                   160,000      4,930,000
--------------------------------------------------------------
I2 Technologies, Inc.(a)                 65,000      2,795,000
--------------------------------------------------------------
Novell, Inc.(a)                         240,700      6,378,550
--------------------------------------------------------------
Synopsys, Inc.(a)                        30,000      1,655,625
--------------------------------------------------------------
Unisys Corp.(a)                         100,000      3,893,750
--------------------------------------------------------------
                                                    24,108,062
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.77%

Blyth Industries, Inc.(a)                67,000      2,303,125
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-1.14%

Owens-Illinois, Inc.(a)                 104,400      3,412,575
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.03%

US Foodservice, Inc.(a)                  72,600      3,094,575
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.59%

Harman International Industries,
  Inc.                                  100,000      4,400,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

Molex, Inc.-Class A                     135,100   $  4,255,650
--------------------------------------------------------------
SCI Systems, Inc.(a)                     45,000      2,137,500
--------------------------------------------------------------
                                                    10,793,150
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-12.18%

Altera Corp.(a)                          40,000      1,472,500
--------------------------------------------------------------
Analog Devices, Inc.(a)                 106,200      5,329,912
--------------------------------------------------------------
Burr-Brown Corp.(a)                     168,300      6,163,987
--------------------------------------------------------------
Dallas Semiconductor Corp.               49,000      2,474,500
--------------------------------------------------------------
Lattice Semiconductor Corp.(a)           96,000      5,976,000
--------------------------------------------------------------
National Semiconductor Corp.(a)         120,000      3,037,500
--------------------------------------------------------------
Conexant Systems, Inc.(a)               110,000      6,386,875
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           36,000      2,427,750
--------------------------------------------------------------
Xilinx, Inc.(a)                          58,200      3,331,950
--------------------------------------------------------------
                                                    36,600,974
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.89%

KLA-Tencor Corp.(a)                      44,200      2,867,475
--------------------------------------------------------------
Teradyne, Inc.(a)                        39,000      2,798,250
--------------------------------------------------------------
                                                     5,665,725
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.20%

Ambac Financial Group, Inc.              35,000      1,999,375
--------------------------------------------------------------
IndyMac Mortgage Holdings, Inc.         100,000      1,600,000
--------------------------------------------------------------
                                                     3,599,375
--------------------------------------------------------------

FOODS-2.16%

Earthgrains Co. (The)                   122,000      3,149,125
--------------------------------------------------------------
Keebler Foods Co.(a)                    110,000      3,341,250
--------------------------------------------------------------
                                                     6,490,375
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.21%

Mallinckrodt, Inc.                      100,000      3,637,500
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.69%

Barr Laboratories, Inc.(a)               42,000      1,674,750
--------------------------------------------------------------
Jones Pharma, Inc.                       55,400      2,181,375
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          35,000      1,227,187
--------------------------------------------------------------
                                                     5,083,312
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.24%

Henry Schein, Inc.(a)                    50,000      1,584,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

PSS World Medical, Inc.(a)               95,000   $  1,062,812
--------------------------------------------------------------
Sybron International Corp.(a)           148,000      4,079,250
--------------------------------------------------------------
                                                     6,726,437
--------------------------------------------------------------

HOUSEWARES-0.79%

Newell Rubbermaid, Inc.                  51,000      2,371,500
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.81%

XL Capital Ltd.                          43,100      2,435,150
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.96%

Mattel, Inc.                            109,000      2,881,687
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.98%

Applied Power, Inc.-Class A             108,100      2,952,481
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.00%

Pall Corp.                              135,700      3,010,844
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-6.37%

BJ Services Co.(a)                      109,900      3,235,181
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  75,800      2,809,338
--------------------------------------------------------------
Rowan Companies, Inc.(a)                234,000      4,314,375
--------------------------------------------------------------
Santa Fe International Corp.            173,000      3,979,000
--------------------------------------------------------------
Transocean Offshore, Inc.                45,600      1,197,000
--------------------------------------------------------------
Weatherford International, Inc.(a)       98,400      3,603,900
--------------------------------------------------------------
                                                    19,138,794
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.45%

Anadarko Petroleum Corp.                 81,800      3,011,263
--------------------------------------------------------------
Burlington Resources, Inc.               96,200      4,160,650
--------------------------------------------------------------
Devon Energy Corp.                       50,000      1,787,500
--------------------------------------------------------------
Noble Affiliates, Inc.                   50,000      1,409,375
--------------------------------------------------------------
                                                    10,368,788
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.31%

New York Times Co. (The)-Class A         25,000        920,313
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.77%

Saks, Inc.(a)                            80,000      2,310,000
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.14%

Ames Department Stores, Inc.(a)          75,000      3,421,875
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.29%

Kmart Corp.(a)                          235,000      3,862,813
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RETAIL (SPECIALTY)-2.27%

Office Depot, Inc.(a)                    85,000   $  1,875,313
--------------------------------------------------------------
Pep Boys-Manny, Moe & Jack              228,814      4,948,103
--------------------------------------------------------------
                                                     6,823,416
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.11%

Intimate Brands, Inc.                    70,350      3,332,831
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.02%

Outdoor Systems, Inc.(a)                 75,180      2,744,070
--------------------------------------------------------------
Young & Rubicam, Inc.                    73,000      3,316,938
--------------------------------------------------------------
                                                     6,061,008
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.12%

Convergys Corp.(a)                      150,000      2,887,500
--------------------------------------------------------------
Hertz Corp.-Class A                      56,000      3,472,000
--------------------------------------------------------------
                                                     6,359,500
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.47%

Gerber Scientific, Inc.                  82,600      1,822,363
--------------------------------------------------------------
Policy Management Systems Corp.(a)       86,000      2,580,000
--------------------------------------------------------------
                                                     4,402,363
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.30%

Equifax, Inc.                            25,000        892,188
--------------------------------------------------------------

SERVICES (FACILITIES &
  ENVIRONMENTAL)-0.82%

WESCO International, Inc.(a)            120,000      2,460,000
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.84%

IXC Communications, Inc.(a)              64,300      2,527,794
--------------------------------------------------------------

TELEPHONE-0.77%

CenturyTel, Inc.                         58,200      2,313,450
--------------------------------------------------------------

TEXTILES (APPAREL)-0.73%

Tommy Hilfiger Corp.(a)                  30,000      2,205,000
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.74%

WestPoint Stevens, Inc.                  75,000      2,235,938
--------------------------------------------------------------

WASTE MANAGEMENT-3.64%

Allied Waste Industries, Inc.(a)        207,000      4,088,250
--------------------------------------------------------------
Republic Services, Inc.(a)              110,000      2,722,500
--------------------------------------------------------------
Safety-Kleen Corp.(a)                   227,000      4,114,375
--------------------------------------------------------------
                                                    10,925,125
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $197,016,299)                          246,016,292
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FOREIGN STOCK-1.19%

ISRAEL-1.19%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)
  (Cost $3,312,703)                      73,000   $  3,577,000
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

TIME DEPOSIT-3.99%

CIBC Oppenheimer Corp., 5.50%,
  07/01/99 (Cost $12,000,000)       $12,000,000   $ 12,000,000
--------------------------------------------------------------
    Total Investments, Excluding
      Repurchase Agreements (Cost
      $212,329,002)                                261,593,292
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

REPURCHASE AGREEMENTS-14.43%

Chase Securities, Inc., 5.00%,
  07/01/99(c)                       $42,297,889   $ 42,297,889
--------------------------------------------------------------
CIBC Oppenheimer Corp., 4.95%,
  07/01/99(d)                         1,033,966      1,033,966
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $43,331,855)                            43,331,855
--------------------------------------------------------------
TOTAL INVESTMENTS-101.51%                          304,925,147
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.51%)                                    (4,537,795)
--------------------------------------------------------------
NET ASSETS-100.00%                                $300,387,352
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing securities.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $200,027,778. Collateralized by U.S. Government obligations.
(d) Joint repurchase agreement entered into 06/30/99 with a maturing value of $300,041,250. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $212,329,002)                              $261,593,262
---------------------------------------------------------
Repurchase Agreements (cost $43,331,885)       43,331,885
---------------------------------------------------------
Receivables for:
  Fund shares sold                                243,669
---------------------------------------------------------
  Dividends and interest                           50,312
---------------------------------------------------------
Other assets                                       24,718
---------------------------------------------------------
    Total assets                              305,243,846
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         3,668,125
---------------------------------------------------------
  Fund shares reacquired                          657,181
---------------------------------------------------------
Accrued distribution fees                         294,913
---------------------------------------------------------
Accrued trustees' fees                              2,600
---------------------------------------------------------
Accrued transfer agent fees                        73,784
---------------------------------------------------------
Accrued operating expenses                        159,891
---------------------------------------------------------
    Total liabilities                           4,856,494
---------------------------------------------------------
Net assets applicable to shares outstanding  $300,387,352
---------------------------------------------------------

NET ASSETS:

Class A                                      $159,929,333
=========================================================
Class B                                      $138,604,189
=========================================================
Class C                                      $    219,159
=========================================================
Advisor Class                                $  1,634,671
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         7,415,340
=========================================================
Class B                                         6,735,081
=========================================================
Class C                                            10,650
=========================================================
Advisor Class                                      75,227
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.57
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.57
      divided by 94.50%)                     $      22.83
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.58
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.58
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      21.73
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $2,124 foreign
withholding tax)                             $    455,241
---------------------------------------------------------
Interest                                        1,244,987
---------------------------------------------------------
Security lending                                   90,621
---------------------------------------------------------
    Total investment income                     1,790,849
---------------------------------------------------------

EXPENSES:

Management fees                                 1,063,860
---------------------------------------------------------
Administrative services fees                       42,581
---------------------------------------------------------
Trustees fees                                       5,312
---------------------------------------------------------
Distribution fees -- Class A                      269,678
---------------------------------------------------------
Distribution fees -- Class B                      688,635
---------------------------------------------------------
Distribution fees -- Class C                          232
---------------------------------------------------------
Transfer agent fees -- Class A                    226,746
---------------------------------------------------------
Transfer agent fees -- Class B                    202,653
---------------------------------------------------------
Transfer agent fees -- Class C                        209
---------------------------------------------------------
Transfer agent fees -- Advisor Class                2,023
---------------------------------------------------------
Other                                             165,222
---------------------------------------------------------
    Total expenses                              2,667,151
---------------------------------------------------------
Less: Expenses paid indirectly                     (4,655)
---------------------------------------------------------
     Net expenses                               2,662,496
---------------------------------------------------------
Net investment income (loss)                     (871,647)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        47,537,800
---------------------------------------------------------
  Options contracts                            (1,025,244)
---------------------------------------------------------
                                               46,512,556
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       (12,406,046)
---------------------------------------------------------
  Option contracts written                      2,084,709
---------------------------------------------------------
                                              (10,321,337)
---------------------------------------------------------
    Net gain from investment securities and
       option contracts                        36,191,219
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 35,319,572
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1999            1998
                                                                ------------    -------------

OPERATIONS:

  Net investment income (loss)                                  $   (871,647)   $  (6,126,755)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                              46,512,556       (7,289,125)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                   (10,321,337)      (5,896,122)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  35,319,572      (19,312,002)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --       (8,638,559)
---------------------------------------------------------------------------------------------
  Class B                                                                 --       (8,762,197)
---------------------------------------------------------------------------------------------
  Advisor Class                                                           --          (46,305)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (39,423,848)     (59,340,039)
---------------------------------------------------------------------------------------------
  Class B                                                        (42,855,758)     (69,635,070)
---------------------------------------------------------------------------------------------
  Class C                                                            207,211               --
---------------------------------------------------------------------------------------------
  Advisor Class                                                      521,716           70,469
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (46,231,107)    (165,663,703)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            346,618,459      512,282,162
---------------------------------------------------------------------------------------------
  End of period                                                 $300,387,352    $ 346,618,459
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $214,097,618    $ 295,648,297
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (871,647)              --
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts           37,897,092       (8,615,464)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               49,264,289       59,585,626
---------------------------------------------------------------------------------------------
                                                                $300,387,352    $ 346,618,459
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund has discontinued sales of the Advisor Class shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions, if any, are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,616,058 as of December 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Option Accounting Principles-When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in interest rates.
        The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
    A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $431,631 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $269,678, $688,636 and $232, respectively, as compensation under the Plans.
    AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the above pricing and accounting agreement. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
    AIM Distributors received commissions of $17,826 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $142 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in custodian fees of $4,655 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $4,655 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has lines of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
    Effective May 28, 1999, the above lines of credit were replaced by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
    During the six months ended June 30, 1999, the Fund did not borrow under the line of credit.

NOTE 6-PORTFOLIO SECURITIES LOANED

At June 30, 1999, securities with an aggregate value of $16,054,255 were on loan to brokers. The loans were secured by cash collateral of $16,054,255 received by the Fund. For the six months ended June 30, 1999, the Fund received fees of $90,621 for securities lending.
    Cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $117,740,600 and $219,295,027, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $56,616,818
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (7,352,529)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $49,264,289
===============================================================

Investments have the same cost for tax and financial statement purposes.


NOTE 8-CALL OPTIONS CONTRACTS WRITTEN

Transactions in call options written during the six months ended June 30, 1999 are summarized as follows:

                                            CALL OPTION CONTRACTS
                                           -----------------------
                                           NUMBER OF    PREMIUMS
                                           CONTRACTS    RECEIVED
                                           ---------   -----------
Beginning of period                          11,068    $ 2,262,028
---------------------------------------    --------    -----------
Written                                       1,828        245,858
---------------------------------------    --------    -----------
Closed                                       (1,847)      (123,477)
---------------------------------------    --------    -----------
Expired                                      (1,000)       (72,997)
---------------------------------------    --------    -----------
Exercised                                   (10,049)    (2,311,412)
---------------------------------------    --------    -----------
End of period                                    --    $        --
=======================================    ========    ===========

NOTE 9-SHARE INFORMATION

Changes in the Fund's shares outstanding during six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                               JUNE 30,                   DECEMBER 31,
                                 1999                         1998
                       -------------------------   ---------------------------
                         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   ------------   -----------   -------------
Sold:
  Class A               1,892,842   $ 35,835,758    23,952,734   $ 505,999,810
-------------------     ------------------------------------------------------
  Class B                 358,956      6,722,624     5,833,056     120,542,669
---------------------  ----------   ------------   -----------   -------------
  Class C*                 10,650        207,211            --              --
---------------------  ----------   ------------   -----------   -------------
  Advisor Class            32,690        624,562       887,277      18,970,978
---------------------  ----------   ------------   -----------   -------------
Issued as
reinvestment of
dividends:
  Class A                      --             --       448,265       7,998,160
---------------------  ----------   ------------   -----------   -------------
  Class B                      --             --       471,450       8,052,203
---------------------  ----------   ------------   -----------   -------------
  Advisor Class                --             --         2,579          46,305
---------------------  ----------   ------------   -----------   -------------
Reacquired:
  Class A              (3,979,167)   (75,259,606)  (27,068,413)   (573,338,009)
---------------------  ----------   ------------   -----------   -------------
  Class B              (2,734,332)   (49,578,382)   (9,774,765)   (198,229,942)
---------------------  ----------   ------------   -----------   -------------
  Advisor Class            (5,329)      (102,846)     (896,015)    (18,946,814)
---------------------  ----------   ------------   -----------   -------------
                       (4,423,690)  $(81,550,679)   (6,143,832)  $(128,904,640)
=====================  ==========   ============   ===========   =============

* Class C shares commenced sales May 3, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998, for a share of Class C capital stock outstanding during the period May 3, 1999 (date sales commenced) through June 30, 1999 and for a share of Advisor Class capital stock outstanding during the six months ended June 30, 1999, each of the years in three-year period ended December 31, 1998 and the period June 1, 1995 (date sales commenced) through December 31, 1995.

                                                                                            Class A
                                                               -----------------------------------------------------------------
                                                                                               December 31,
                                                               June 30,   ------------------------------------------------------
                                                                 1999     1998(a)(b)     1997       1996       1995     1994(b)
                                                               --------   ----------   --------   --------   --------   --------
Net asset value, beginning of period                           $  18.97    $  21.01    $  20.77   $  19.07   $  17.69   $  17.17
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss)                                    (0.03)      (0.24)      (0.20)      0.03       0.24       0.04
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.63       (0.81)       3.00       2.96       3.93       2.55
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
    Total from investment operations                               2.60       (1.05)       2.80       2.99       4.17       2.59
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                               --          --          --         --      (0.21)     (0.02)
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
  Distributions from net realized gains                              --       (0.99)      (2.56)     (1.29)     (2.58)     (2.05)
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
    Total distributions                                              --       (0.99)      (2.56)     (1.29)     (2.79)     (2.07)
------------------------------------------------------------   --------    --------    --------   --------   --------   --------
Net asset value, end of period                                 $  21.57    $  18.97    $  21.01   $  20.77   $  19.07   $  17.69
============================================================   ========    ========    ========   ========   ========   ========
Total return(c)                                                   13.71%      (4.71)%     14.05%     15.65%     23.23%     15.69%
============================================================   ========    ========    ========   ========   ========   ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                     $159,929    $180,258    $255,674   $343,427   $396,291   $196,937
============================================================   ========    ========    ========   ========   ========   ========
Ratio of expenses to average net assets:
  With expense waivers                                             1.51%(d)    1.56%       1.37%      1.36%      1.46%      1.58%
============================================================   ========    ========    ========   ========   ========   ========
  Without expense waivers                                          1.51%(d)    1.57%       1.48%      1.41%        --         --
============================================================   ========    ========    ========   ========   ========   ========
Ratio of net investment income (loss) to average net assets:
  With expense waivers                                            (0.29)%(d)  (1.09)%     (0.90)%     0.12%      1.24%      0.17%
============================================================   ========    ========    ========   ========   ========   ========
  Without expense waivers                                         (0.29)%(d)  (1.10)%     (1.01)%     0.07%        --         --
============================================================   ========    ========    ========   ========   ========   ========
Portfolio turnover rate                                              45%        168%        190%       253%        71%       102%
============================================================   ========    ========    ========   ========   ========   ========

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $155,378,560.

                                                                                                         Class C
                                                                                                         --------
                                                                  Class B                                 May 3,
                                      ----------------------------------------------------------------     1999
                                                                     December 31,                        through
                                      June 30,   -----------------------------------------------------   June 30,
                                        1999     1998(a)(b)     1997       1996       1995     1994(a)     1999
                                      --------   ----------   --------   --------   --------   -------   --------
Net asset value, beginning of
 period                               $  18.16    $  20.31    $  20.28   $  18.77   $  17.50   $ 17.09    $19.02
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
Income from investment operations:
 Net investment income                   (0.10)      (0.38)      (0.34)     (0.11)      0.10     (0.09)    (0.02)(b)
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
 Net gains (losses) on securities
   (both realized and unrealized)         2.52       (0.78)       2.93       2.91       3.87      2.55      1.58
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
   Total from investment operations       2.42       (1.16)       2.59       2.80       3.97      2.46      1.56
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
Less distributions:
 Dividends from net investment
   income                                   --          --          --         --      (0.12)       --        --
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
 Distributions from net realized
   gains                                    --       (0.99)      (2.56)     (1.29)     (2.58)    (2.05)       --
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
   Total distributions                      --       (0.99)      (2.56)     (1.29)     (2.70)    (2.05)       --
-----------------------------------   --------    --------    --------   --------   --------   -------    ------
Net asset value, end of period        $  20.58    $  18.16    $  20.31   $  20.28   $  18.77   $ 17.50    $20.58
===================================   ========    ========    ========   ========   ========   =======    ======
Total return(c)                          13.33%      (5.41)%     13.35%     14.82%     22.42%    15.06%     8.20%
===================================   ========    ========    ========   ========   ========   =======    ======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)                           $138,604    $165,447    $255,468   $334,590   $348,435   $80,060      $219
===================================   ========    ========    ========   ========   ========   =======    ======
Ratio of expenses to average net
 assets:
 With expense waivers                     2.16%(d)    2.21%       2.02%      2.01%      2.11%     2.23%     2.16%(d)
===================================   ========    ========    ========   ========   ========   =======    ======
 Without expense waivers                  2.16%(d)    2.22%       2.13%      2.06%        --        --      2.16%(d)
===================================   ========    ========    ========   ========   ========   =======    ======
Ratio of net investment income
 (loss) to average net assets:
 With expense waivers                    (0.94)%(d)  (1.74)%     (1.55)%    (0.53)%     0.59%    (0.48)%   (0.94)%(d)
===================================   ========    ========    ========   ========   ========   =======    ======
 Without expense waivers                 (0.94)%(d)  (1.75)%     (1.66)%    (0.58)%       --        --     (0.94)%(d)
===================================   ========    ========    ========   ========   ========   =======    ======
Portfolio turnover rate                     45%        168%        190%       253%        71%      102%       45%
===================================   ========    ========    ========   ========   ========   =======    ======


                                                      Advisor Class
                                     ------------------------------------------------
                                                            December 31,
                                     June 30,   -------------------------------------
                                       1999     1998(a)(b)    1997     1996     1995
                                     --------   ----------   ------   ------   ------
Net asset value, beginning of
 period                               $19.08      $21.10     $20.76   $19.05   $20.61
-----------------------------------   ------      ------     ------   ------   ------
Income from investment operations:
 Net investment income                  0.01       (0.17)     (0.15)    0.09     0.21
-----------------------------------   ------      ------     ------   ------   ------
 Net gains (losses) on securities
   (both realized and unrealized)       2.64       (0.86)      3.05     2.91     1.09
-----------------------------------   ------      ------     ------   ------   ------
   Total from investment operations     2.65       (1.03)      2.90     3.00     1.30
-----------------------------------   ------      ------     ------   ------   ------
Less distributions:
 Dividends from net investment
   income                                 --          --         --       --    (0.28)
-----------------------------------   ------      ------     ------   ------   ------
 Distributions from net realized
   gains                                  --       (0.99)     (2.56)   (1.29)   (2.58)
-----------------------------------   ------      ------     ------   ------   ------
   Total distributions                    --       (0.99)     (2.56)   (1.29)   (2.86)
-----------------------------------   ------      ------     ------   ------   ------
Net asset value, end of period        $21.73      $19.08     $21.10   $20.76   $19.05
===================================   ======      ======     ======   ======   ======
Total return(c)                        13.89%      (4.59)%    14.54%   15.72%    6.01%
===================================   ======      ======     ======   ======   ======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)                           $1,635      $  913     $1,140   $1,986   $1,394
===================================   ======      ======     ======   ======   ======
Ratio of expenses to average net
 assets:
 With expense waivers                   1.16%(d)    1.21%      1.02%    1.01%    1.11%(e)
===================================   ======      ======     ======   ======   ======
 Without expense waivers                1.16%(d)    1.22%      1.13%    1.06%      --
===================================   ======      ======     ======   ======   ======
Ratio of net investment income
 (loss) to average net assets:
 With expense waivers                   0.06%(d)   (0.74)%     0.55%    0.47%    1.59%(e)
===================================   ======      ======     ======   ======   ======
 Without expense waivers                0.06%(d)   (0.75)%    (0.66)%   0.42%      --
===================================   ======      ======     ======   ======   ======
Portfolio turnover rate                   45%        168%       190%     253%      71%
===================================   ======      ======     ======   ======   ======

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $138,868,498, $143,257 and $1,386,494 for Class B, Class C and Advisor Class, respectively.
(e) Annualized.


BOARD OF TRUSTEES                              OFFICERS                                OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital                 Chairman and President                  Suite 100
Management, LLC (an investment                                                         Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                   Suite 100
Baker & McKenzie                               Melville B. Cox                         Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                       TRANSFER AGENT
President and Chief Executive Officer,         Mary J. Benson
A I M Management Group Inc.                    Assistant Vice President and            A I M Fund Services, Inc.
                                               Assistant Treasurer                     P.O. Box 4739
Arthur C. Patterson                                                                    Houston, TX 77210-4739
Managing Partner, Accel Partners               Sheri Morris
(a venture capital firm)                       Assistant Vice President and            CUSTODIAN
                                               Assistant Treasurer
Ruth H. Quigley                                                                        State Street Bank and Trust Company
Private Investor                               Gary T. Crum                            225 Franklin Street
                                               Vice President                          Boston, MA 02110

                                               Carol F. Relihan                        COUNSEL TO THE FUND
                                               Vice President
                                                                                       Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                         1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                     Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                          COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                                       Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger                    Twenty Third Floor
                                               Assistant Secretary                     555 South Flower Street
                                                                                       Los Angeles, CA 90071

                                                                                       DISTRIBUTOR

                                                                                       A I M Distributors, Inc.
                                                                                       11 Greenway Plaza
                                                                                       Suite 100
                                                                                       Houston, TX 77046

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                       A I M Management Group Inc. has provided
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                    leadership in the mutual-fund industry
AIM Capital Development Fund                                                            since 1976 and managed approximately
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                  $121 billion in assets for more than 6.3
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund        million shareholders, including individual
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                       investors, corporate clients and financial
AIM Mid Cap Equity Fund(A)                  AIM Developing Markets Fund                 institutions, as of June 30, 1999.
AIM Select Growth Fund                      AIM Europe Growth Fund                          The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(B)                AIM European Development Fund               Trademark-- is distributed nationwide, and
AIM Small Cap Opportunities Fund            AIM International Equity Fund               AIM today is the 10th-largest mutual-fund
AIM Value Fund                              AIM Japan Growth Fund                       complex in the United States in assets under
AIM Weingarten Fund                         AIM Latin American Growth Fund              management, according to Strategic Insight,
                                            AIM New Pacific Growth Fund                 an independent mutual-fund monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                     GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                      GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                      AIM Global Government Income Fund
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund              AIM Global Financial Services Fund
AIM Municipal Bond Fund                     AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund
                                            AIM Global Telecommunications and Technology Fund(E)
                                            AIM Global Trends Fund(F)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


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